INCOME TAXES Q	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
For the three months ended June 30, 2025 and 2024, the effective tax rates were 27.2% and 10.1%, respectively, and for the six months ended June 30, 2025 and 2024, the effective tax rates were (2.1)% and (1.8)%, respectively. The effective tax rate differs from the statutory rate primarily due to amounts of income and expenses allocated to the noncontrolling interests without being subject to federal, state and local income taxes at the corporate level as well as the impact of GDI succeeding GDH LP for financial reporting purposes as part of the Reorganization Transaction consummated during the quarter. There were no material changes to uncertain tax positions or valuation allowances against deferred tax assets for the three and six months ended June 30, 2025.
INCOME TAXES
Galaxy Digital Inc. is a US Corporation treated as a corporation for U.S. Federal tax purposes.
Provision for income taxes is provided for using the asset and liability method, whereby deferred income tax assets and liabilities are recognized for the expected future tax consequences of the differences between the U.S. GAAP and tax bases of assets and liabilities, measured at the balance sheet date using the tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is recorded when, based on the weight of all available evidence, management determines it is more likely than not that some portion or all of the deferred tax assets will not be realized. Significant judgment is required in determining whether a valuation allowance should be established, as well as the amount of such allowance.
The Corporation recognizes the income tax accounting effects of changes in tax law or rates (including retroactive changes) in the period of enactment.
The Corporation analyzes its tax filing positions in all tax jurisdictions where it is required to file income tax returns, as well as for all open tax years in these jurisdictions, which include all periods starting from 2020. If the Corporation determines that uncertainties in tax positions exist, the Corporation recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by the taxing authorities based on the technical merits of the position. The tax benefit recognized in the financial statements for a particular tax position is based on the greatest benefit that is more likely than not to be realized.
Due to the complexity of tax laws and the required interpretations by both the taxpayer and respective taxing authorities, significant judgment is required in determining tax expense / (benefit) and in evaluating tax positions and related uncertainties under U.S. GAAP. The Corporation reviews its tax positions quarterly and adjusts its tax balances, as necessary, when new legislation is passed or new information becomes available. Interest and penalties, when applicable, related to income taxes are recorded within Income taxes expense / (benefit) in the Corporation’s consolidated statements of operations.